                                                                    EXHIBIT 99.1

The following unaudited pro forma consolidated financial statements have been prepared to give effect to the sale of the CPG business (the "transaction") as described above in Item 2, are based on the historical results of Cyrk, Inc. and reflect the estimates and assumptions set forth in the notes to the statements provided below, which estimates and assumptions have been made solely for the purposes of developing this pro forma information. The unaudited pro forma consolidated financial statements are not necessarily indicative of actual results that would have occurred had the transaction been consummated as of the dates indicated or of future financial position or results of operations.

The unaudited pro forma consolidated financial statements should be read in conjunction with the historical financial statements and related notes thereto of Cyrk, Inc.

The unaudited pro forma consolidated balance sheet as of September 30, 2000 gives effect to the transaction as if such transaction had occurred on September 30, 2000.

The unaudited pro forma consolidated statement of operations for the year ended December 31, 1999 gives effect to the transaction as if such transaction had occurred on January 1,1999.

The unaudited pro forma consolidated statement of operations for the nine months ended September 30, 2000 gives effect to the transaction as if such transaction had occurred on January 1, 2000.

                                   CYRK, INC.

                      PRO FORMA CONSOLIDATED BALANCE SHEET
                              AT SEPTEMBER 30, 2000
                                   (UNAUDITED)

                                 (In thousands)



                                                                                  Pro Forma Adjustments
                                                                              ----------------------------
                                                              Historical(a)   CPG Business(b)      Other       Pro Forma
                                                              -------------   ---------------    ---------     ---------
                                   ASSETS
Current assets:
  Cash and cash equivalents                                    $ 71,572          $  1,201                       $ 70,371
  Accounts receivable                                            66,864            28,046                         38,818
  Inventories                                                    45,109            19,397                         25,712
  Prepaid expenses and other current assets                      23,875             3,006                         20,869
  Net assets held for sale                                           --                --        $  8,000 (c)      8,000
                                                               --------          --------        --------       --------
       Total current assets                                     207,420            51,650           8,000        163,770
Property and equipment, net                                      15,596             6,325                          9,271
Excess of cost over net assets acquired, net                     71,484            22,997                         48,487
Other assets                                                     25,604               125                         25,479
Net assets held for sale                                             --                --           2,300 (c)      2,300
                                                               --------          --------        --------       --------
                                                               $320,104          $ 81,097        $ 10,300       $249,307
                                                               ========          ========        ========       ========

                    LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
  Short-term borrowings                                        $  1,607          $  1,580                       $     27
  Accounts payable and accrued expenses                         112,959            23,648                         89,311
  Intercompany payable                                               --            24,588        $ 24,588 (d)         --
                                                               --------          --------        --------       --------
       Total current liabilities                                114,566            49,816          24,588         89,338
Long-term liabilities                                             6,167               826                          5,341
                                                               --------          --------        --------       --------
       Total liabilities                                        120,733            50,642          24,588         94,679
                                                               --------          --------        --------       --------

Mandatorily redeemable preferred stock                           20,803                --                         20,803

Stockholders' equity                                            178,568            30,455         (14,288)(e)(f) 133,825
                                                               --------          --------        --------       --------
                                                               $320,104          $ 81,097        $ 10,300       $249,307
                                                               ========          ========        ========       ========





(a) Represents the unaudited Consolidated Balance Sheet of Cyrk, Inc. as of September 30, 2000 as reported in the Company's September 30, 2000 Form 10-Q.
(b) To eliminate the assets, liabilities and stockholders' equity included in the Company's historical September 30, 2000 balance sheet related to the CPG business along with the elimination of certain other of Cyrk's net assets associated with this transaction.
(c) To reflect the consideration to be received attributable to the sale of the CPG business.
(d)  To forgive intercompany debt due to Cyrk by CPG business sold.
(e)  To eliminate the stockholders' equity of the CPG business.
(f)  To reflect the loss on the sale of the CPG business calculated as follows:

         Consideration to be received from the buyer             $10,300
         Less:
           Net assets of the CPG business (including
             $22,997 of goodwill)                                 30,455
           Forgiveness of intercompany debt due to Cyrk           24,588
                                                               ----------

          Pro forma loss on sale of CPG business                ($44,743)
                                                               ==========

                                   CYRK, INC.

                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999
                                   (UNAUDITED)
                      (In thousands, except per share data)





                                                                  Pro Forma
                                                                 Adjustments
                                                               ---------------
                                                HISTORICAL(a)  CPG Business(b)  Pro Forma
                                                -------------  ---------------  ---------
Net sales                                         $ 988,844      $ 130,151      $ 858,693
Cost of sales                                       815,871         86,051        729,820
Depreciation expense                                    636             93            543
                                                  ---------      ---------      ---------
Gross profit                                        172,337         44,007        128,330

Selling, general and administrative expenses        146,643         45,874        100,769
Depreciation expense                                  4,784          1,626          3,158
Goodwill amortization expense                         3,568          1,532          2,036
Nonrecurring charge                                   1,675             --          1,675
                                                  ---------      ---------      ---------
Operating income (loss)                              15,667         (5,025)        20,692

Interest income                                      (3,232)            --         (3,232)
Interest expense                                      2,115          1,388            727
Other income                                         (2,752)            --         (2,752)
                                                  ---------      ---------      ---------
Income (loss) before income taxes                    19,536         (6,413)        25,949
Income tax provision                                  8,400                        11,158 (c)
                                                  ---------                     ---------
Net income                                           11,136                        14,791
Preferred stock dividends                               142                           142
                                                  ---------                     ---------
Net income available to common stockholders       $  10,994                     $  14,649
                                                  =========                     =========

Earnings per common share - basic                 $    0.70                     $    0.94
                                                  =========                     =========

Earnings per common share - diluted               $    0.67                     $    0.89
                                                  =========                     =========

Weighted average shares outstanding - basic          15,624                        15,624
                                                  =========                     =========

Weighted average shares outstanding - diluted        16,631                        16,631
                                                  =========                     =========





(a) Represents the audited Consolidated Statement of Operations of Cyrk, Inc. for the year ended December 31, 1999 as reported in the Company's December 31, 1999 Form 10-K.
(b) To eliminate the profit and loss of the CPG business for 1999 and certain other of Cyrk's costs and expenses associated with this transaction, net of costs that would not have been eliminated due to the sale of the CPG business.
(c)  The pro forma income tax provision assumes a historical tax rate of 43%.

                                   CYRK, INC.

                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2000
                                  (UNAUDITED)
                     (In thousands, except per share data)




                                                                  Pro Forma
                                                                 Adjustments
                                                               ---------------
                                                Historical(a)  CPG Business(b)     Pro Forma
                                                -------------  ---------------     ---------
Net sales                                         $ 580,338      $ 106,057         $ 474,281
Cost of sales                                       475,495         71,286           404,209
Depreciation expense                                    459             49               410
Restructuring charge                                  1,695          1,695 (c)            --
                                                  ---------      ---------         ---------
Gross profit                                        102,689         33,027            69,662

Selling, general and administrative expenses        112,130         38,773            73,357
Depreciation expense                                  3,911          1,396             2,515
Goodwill amortization expense                         2,670          1,307             1,363
Restructuring and other nonrecurring charges          5,325          2,108 (c)         3,217
                                                  ---------      ---------         ---------
Operating loss                                      (21,347)       (10,557)          (10,790)

Interest income                                      (3,192)            --            (3,192)
Interest expense                                        974            647               327
Other income                                         (1,245)            --            (1,245)
                                                  ---------      ---------         ---------
Loss before income taxes                            (17,884)       (11,204)           (6,680)
Income tax benefit                                   (6,259)                          (2,338)(d)
                                                  ---------                        ---------
Net loss                                            (11,625)                          (4,342)
Preferred stock dividends                               750                              750
                                                  ---------                        ---------
Net loss available to common stockholders         $ (12,375)                       $  (5,092)
                                                  =========                        =========

Loss per common share - basic                     $   (0.78)                       $   (0.32)
                                                  =========                        =========

Loss per common share - diluted                   $   (0.78)                       $   (0.32)
                                                  =========                         ========

Weighted average shares outstanding - basic          15,942                           15,942
                                                  =========                         ========

Weighted average shares outstanding - diluted        15,942                           15,942
                                                  =========                         ========





(a) Represents the unaudited Consolidated Statement of Operations of Cyrk, Inc. for the nine months ended September 30, 2000 as reported in the Company's September 30, 2000 Form 10-Q.
(b) To eliminate the profit and loss of the CPG business for the nine months ended September 30, 2000 and certain other of Cyrk's costs and expenses associated with this transaction, net of costs that would not have been eliminated due to the sale of the CPG business.
(c) To eliminate May 2000 restructuring charges associated with the CPG business. It is assumed that these charges would not have occurred if the CPG business was sold effective January 1, 2000.
(d)  The pro forma income tax benefit assumes a historical tax rate of 35%.